Exhibit 4.1

LB INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA CUSIP 550550 10 7 SEE REVERSE FOR CERTAIN DEFINITIONS This certifies that is the record holder of FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, OF Luther BurBank Corporation transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: President Chief Financial Officer MAY 14, 1991 COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (NEW YORK, NY) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM TEN ENT JT TEN – – – as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common as community property UNIF GIFT MIN ACT – ......................... Custodian ......................... (Cust) under Uniform Gifts to Minors (Minor) Act.............................................................................. (State) UNIF TRF MIN ACT – ................. Custodian (until age ..................) (Cust) ............................................. under Uniform Transfers (Minor) to Minors Act............................................................ (State) COM PROP – Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises. Dated X NOTICE:THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. Signature(s) Guaranteed: By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.